Exhibit 99.1

OpenText Reports Second Quarter Fiscal Year 2014 Financial Results
Waterloo, ON, January 23, 2014 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the second quarter ended December 31, 2013.
Financial Highlights for Q2 FY14 (1)

•	Total revenue was $363.5 million, up 3% Y/Y

•	License revenue was $81.2 million, up 7% Y/Y

•	Customer Support revenue was $174.4 million, up 6% Y/Y

•	Non-GAAP-based EPS, diluted was $1.58 compared to $1.58, flat Y/Y; GAAP-based EPS, diluted was $0.90 compared to $1.04 Y/Y (2)

•	Non-GAAP-based income from operations was $112.3 million and 31% of revenues; GAAP-based income from operations was $73.9 million and 20% of revenues (2)

•	Operating cash flow was $60.9 million, compared to $74.7 million Y/Y, down 19%Y/Y, with an ending cash balance of $515.4 million.

“The OpenText product lineup has never been stronger with our Enterprise Suites for EIM, AppWorks for Developers and now GXS for B2B integration" said OpenText CEO Mark J. Barrenechea. “We are committed to leading Enterprise Information Management with the best products and cloud-based services. The OpenText Cloud now manages over 16 billion transactions per year, approximately 600,000 trading partners and 40,000 customers. I am pleased with our progress that includes 7% year over year license growth.”

Business Highlights

•	OpenText buys GXS, a Maryland-based leader in business-to-business (B2B) cloud integration

•	Financial, services and public sector industries saw the most demand

•	6 license transactions over $1 million and 15 license transactions between $500K and $1 million

•	Hosted OpenText Enterprise World 2013, the Company’s largest conference ever; launched seven product suites and developer platform AppWorks

•	Customer successes in the quarter include CZ, Home Trust, Sobeys Inc., Insurance Corporation of British Columbia, Fox Entertainment Group, MMM Group, Qatar University and iGATE-CHCS Services, Inc.

•	OpenText begins to ship integration suites as part of Project Red Oxygen

•	Unveiled new generation of web-based high-performance remote application access solution

•	Launched new secure messaging cloud services

•	Unveiled OpenText Extended ECM for Oracle E-Business Suite

•	Partnered with hybris software, an SAP company, to enhance its customer experience management (CEM) ecosystem

•	OpenText named a leader in Document Output for Customer Communications Management in leading analyst firm report (Forrester Research, Inc.)

Dividend Program Highlights

Stock Dividends
On January 23, 2014, we announced that our Board of Directors approved a two-for-one stock split of our outstanding Common Shares. The two-for-one stock split will be implemented by way of a stock dividend whereby shareholders will receive one Common Share for each Common Share held. The record date for the stock dividend will be February 7, 2014 and the payment date will be February 18, 2014. We are undertaking the stock split to make our Common Shares more readily accessible to individual shareholders, increase and broaden our shareholder base, and improve the liquidity of the market for our Common Shares. As of January 22, 2014 there were 60,473,680 OpenText Common Shares outstanding. Adjusting for the stock split, there will be 120,947,360 OpenText Common Shares outstanding.

Cash Dividends
As part of our quarterly, non cumulative cash dividend program we declared, on January 23, 2014 a dividend of $0.15 per Common Share (or $0.30 per Common Share on a pre stock split basis). The record date for this dividend is February 25, 2014 and the payment date is March 14, 2014. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q2 FY14	Q1 FY14	Q2 FY13	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$363.5	$324.5	$352.2	12.0%		3.2%
GAAP-based gross margin	70.3%	67.2%	64.8%	310	bps	550	bps
GAAP-based operating margin	20.3%	16.0%	19.1%	430	bps	120	bps
GAAP-based EPS, diluted	$0.90	$0.52	$1.04	73.1%		(13.5)%
Non-GAAP-based gross margin (2)	74.0%	73.9%	71.5%	10	bps	250	bps
Non-GAAP-based operating margin (2)	30.9%	30.6%	32.1%	30	bps	(120)	bps
Non-GAAP-based EPS, diluted (2)	$1.58	$1.37	$1.58	15.3%		—%

Summary of Year to Date Results
	Q2 FY14	Q1 FY14	Q2 FY13	% Change (Y/Y)
Revenue (million)	$688.0	$324.5	$678.4	1.4%
GAAP-based gross margin	68.8%	67.2%	63.8%	500	bps
GAAP-based operating margin	18.3%	16.0%	15.8%	250	bps
GAAP-based EPS, diluted	$1.41	$0.52	$1.37	2.9%
Non-GAAP-based gross margin (2)	74.0%	73.9%	70.8%	320	bps
Non-GAAP-based operating margin (2)	30.7%	30.6%	30.5%	20	bps
Non-GAAP-based EPS, diluted (2)	$2.95	$1.37	$2.89	2.1%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-814-4859 (toll-free) or 416-644-3414 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at
http://investors.opentext.com/events.cfm

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on February 6, 2014 and can be accessed by dialing 1-877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4661601 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2014 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial conditions, results of operations and earnings, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", and other similar language and are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; (viii) the demand for the Company's product and the extent of deployment of the Company's products in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Exchange Act, and the rules promulgated thereunder; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2014 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	December 31, 2013	June 30, 2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$515,354	$470,445
Accounts receivable trade, net of allowance for doubtful accounts of $3,937 as of December 31, 2013 and $4,871 as of June 30, 2013	173,347	174,927
Income taxes recoverable	14,048	17,173
Prepaid expenses and other current assets	48,348	43,464
Deferred tax assets	10,671	11,082
Total current assets	761,768	717,091
Property and equipment	96,737	88,364
Goodwill	1,267,317	1,246,872
Acquired intangible assets	324,185	363,615
Deferred tax assets	133,502	135,695
Other assets	26,648	25,082
Deferred charges	60,005	67,633
Long-term income taxes recoverable	10,560	10,465
Total assets	$2,680,722	$2,654,817
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$188,896	$188,443
Current portion of long-term debt	54,994	51,742
Deferred revenues	246,738	282,387
Income taxes payable	6,494	4,184
Deferred tax liabilities	1,150	1,127
Total current liabilities	498,272	527,883
Long-term liabilities:
Accrued liabilities	19,344	17,849
Deferred credits	18,401	11,608
Pension liability	25,062	24,509
Long-term debt	491,250	513,750
Deferred revenues	13,014	11,830
Long-term income taxes payable	146,848	140,508
Deferred tax liabilities	62,245	69,672
Total long-term liabilities	776,164	789,726
Shareholders' equity:
Share capital
59,159,544 and 59,028,886 Common Shares issued and outstanding at December 31, 2013 and June 30, 2013, respectively; Authorized Common Shares: unlimited	656,901	651,642
Additional paid-in capital	105,281	101,865
Accumulated other comprehensive income	42,677	39,890
Retained earnings	621,547	572,885
Treasury stock, at cost (416,707 shares at December 31, 2013 and 610,878 at June 30, 2013, respectively)	(20,120)	(29,074)
Total shareholders' equity	1,406,286	1,337,208
Total liabilities and shareholders' equity	$2,680,722	$2,654,817

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Revenues:
License	$81,164	$76,125	$136,470	$131,781
Cloud services	42,131	44,842	83,778	88,715
Customer support	174,425	164,658	342,865	326,754
Professional service and other	65,787	66,555	124,854	131,124
Total revenues	363,507	352,180	687,967	678,374
Cost of revenues:
License	3,304	5,331	6,340	9,499
Cloud services	15,963	17,946	30,228	35,928
Customer support	24,409	28,277	46,579	54,100
Professional service and other	51,245	49,242	96,680	99,294
Amortization of acquired technology-based intangible assets	13,035	23,191	34,565	46,973
Total cost of revenues	107,956	123,987	214,392	245,794
Gross profit	255,551	228,193	473,575	432,580
Operating expenses:
Research and development	41,917	38,718	82,133	78,624
Sales and marketing	81,290	67,977	150,703	132,492
General and administrative	32,815	28,742	61,701	55,706
Depreciation	6,898	6,105	13,356	12,214
Amortization of acquired customer-based intangible assets	12,432	17,147	29,709	34,399
Special charges	6,268	2,269	9,999	11,823
Total operating expenses	181,620	160,958	347,601	325,258
Income from operations	73,931	67,235	125,974	107,322
Other income (expense), net	(740)	1,541	1,186	1,470
Interest and other related expense, net	(3,040)	(4,515)	(7,425)	(8,883)
Income before income taxes	70,151	64,261	119,735	99,909
Provision for income taxes	16,651	3,153	35,605	19,372
Net income for the period	$53,500	$61,108	$84,130	$80,537
Earnings per share—basic	$0.90	$1.04	$1.42	$1.38
Earnings per share—diluted	$0.90	$1.04	$1.41	$1.37
Weighted average number of Common Shares outstanding—basic	59,136	58,503	59,100	58,473
Weighted average number of Common Shares outstanding—diluted	59,593	58,983	59,475	58,961
Dividends declared per Common Share	$0.30	$—	$0.60	$—

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Net income for the period	$53,500	$61,108	$84,130	$80,537
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	113	(989)	354	(1,465)
Unrealized gain (loss) on cash flow hedges
Unrealized gain (loss)	(1,433)	(495)	87	2,005
(Gain) loss reclassified into net income	589	(958)	1,173	(1,514)
Actuarial gain (loss) relating to defined benefit pension plans
Actuarial gain (loss)	944	(695)	1,027	(876)
Amortization of actuarial loss into net income	73	75	146	147
Total other comprehensive income (loss), net, for the period	286	(3,062)	2,787	(1,703)
Total comprehensive income	$53,786	$58,046	$86,917	$78,834

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income for the period	$53,500	$61,108	$84,130	$80,537
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	32,365	46,443	77,630	93,586
Share-based compensation expense	6,677	3,174	11,289	6,276
Excess tax benefits on share-based compensation expense	(1,008)	(259)	(1,081)	(611)
Pension expense	309	228	539	470
Amortization of debt issuance costs	519	535	1,044	1,072
Amortization of deferred charges and credits	2,967	2,929	5,934	5,858
Loss on sale and write down of property and equipment	(6)	22	15	24
Deferred taxes	(1,329)	(2,013)	(3,198)	(1,152)
Changes in operating assets and liabilities:
Accounts receivable	(19,602)	964	9,176	20,406
Prepaid expenses and other current assets	(729)	(1,640)	(4,161)	1,384
Income taxes	(5,093)	(18,261)	2,409	(13,888)
Deferred charges and credits	5,788	—	8,488	(436)
Accounts payable and accrued liabilities	7,375	(365)	(10,595)	(20,620)
Deferred revenue	(21,574)	(18,668)	(40,134)	(36,738)
Other assets	716	497	(686)	289
Net cash provided by operating activities	60,875	74,694	140,799	136,457
Cash flows from investing activities:
Additions of property and equipment	(11,913)	(4,879)	(20,228)	(9,917)
Purchase of patents	(192)	—	(192)	—
Purchase of EasyLink Services International Corporation, net of cash acquired	—	—	—	(315,331)
Purchase of System Solutions Australia Pty Limited (MessageManager), net of cash acquired	—	(516)	—	(516)
Purchase of Cordys Holding B.V., net of cash acquired	—	—	(30,588)	—
Purchase consideration for prior period acquisitions	(221)	(214)	(443)	(431)
Other investing activities	526	—	(974)	—
Net cash used in investing activities	(11,800)	(5,609)	(52,425)	(326,195)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	1,008	259	1,081	611
Proceeds from issuance of Common Shares	3,606	2,409	5,429	6,402
Repayment of long-term debt	(11,419)	(7,671)	(19,087)	(15,338)
Debt issuance costs	(273)	—	(273)	—
Payments of dividends to shareholders	(17,747)	—	(35,468)	—
Net cash used in financing activities	(24,825)	(5,003)	(48,318)	(8,325)
Foreign exchange gain on cash held in foreign currencies	(43)	941	4,853	5,574
Increase (decrease) in cash and cash equivalents during the period	24,207	65,023	44,909	(192,489)
Cash and cash equivalents at beginning of the period	491,147	302,235	470,445	559,747
Cash and cash equivalents at end of the period	$515,354	$367,258	$515,354	$367,258

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges, and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges, share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2013. (In thousands except for per share amounts)
	Three Months Ended December 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$15,963		$60	(1)	$16,023
Customer support	24,409		(312)	(1)	24,097
Professional service and other	51,245		(328)	(1)	50,917
Amortization of acquired technology-based intangible assets	13,035		(13,035)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	255,551	70.3%	13,615	(3)	269,166	74.0%
Operating expenses
Research and development	41,917		(794)	(1)	41,123
Sales and marketing	81,290		(1,921)	(1)	79,369
General and administrative	32,815		(3,382)	(1)	29,433
Amortization of acquired customer-based intangible assets	12,432		(12,432)	(2)	—
Special charges	6,268		(6,268)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	73,931	20.3%	38,412	(5)	112,343	30.9%
Other income (expense), net	(740)		740	(6)	—
Provision for (recovery of) income taxes	16,651		(1,349)	(7)	15,302
GAAP-based net income / Non-GAAP-based net income	53,500		40,501	(8)	94,001
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$0.90		$0.68	(8)	$1.58

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 24% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2013
		Per share diluted
Non-GAAP-based net income	$94,001	$1.58
Less:
Amortization	25,467	0.43
Share-based compensation	6,677	0.11
Special charges	6,268	0.11
Other (income) expense, net	740	0.01
GAAP-based provision for (recovery of) income taxes	16,651	0.28
Non-GAAP-based provision for income taxes	(15,302)	(0.26)
GAAP-based net income	$53,500	$0.90

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2013. (In thousands except for per share amounts)
	Six Months Ended December 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$30,228		$22	(1)	$30,250
Customer support	46,579		(409)	(1)	46,170
Professional service and other	96,680		(498)	(1)	96,182
Amortization of acquired technology-based intangible assets	34,565		(34,565)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	473,575	68.8%	35,450	(3)	509,025	74.0%
Operating expenses
Research and development	82,133		(1,522)	(1)	80,611
Sales and marketing	150,703		(4,274)	(1)	146,429
General and administrative	61,701		(4,608)	(1)	57,093
Amortization of acquired customer-based intangible assets	29,709		(29,709)	(2)	—
Special charges	9,999		(9,999)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	125,974	18.3%	85,562	(5)	211,536	30.7%
Other income (expense), net	1,186		(1,186)	(6)	—
Provision for (recovery of) income taxes	35,605		(7,029)	(7)	28,576
GAAP-based net income / Non-GAAP-based net income	84,130		91,405	(8)	175,535
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$1.41		$1.54	(8)	$2.95

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 30% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2013
		Per share diluted
Non-GAAP-based net income	$175,535	$2.95
Less:
Amortization	64,274	1.08
Share-based compensation	11,289	0.19
Special charges	9,999	0.17
Other (income) expense, net	(1,186)	(0.02)
GAAP-based provision for (recovery of) income taxes	35,605	0.60
Non-GAAP-based provision for income taxes	(28,576)	(0.48)
GAAP-based net income	$84,130	$1.41

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2013. (In thousands except for per share amounts)
	Three Months Ended September 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$14,265		$(38)	(1)	$14,227
Customer support	22,170		(97)	(1)	22,073
Professional service and other	45,435		(170)	(1)	45,265
Amortization of acquired technology-based intangible assets	21,530		(21,530)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	218,024	67.2%	21,835	(3)	239,859	73.9%
Operating expenses
Research and development	40,216		(728)	(1)	39,488
Sales and marketing	69,413		(2,353)	(1)	67,060
General and administrative	28,886		(1,226)	(1)	27,660
Amortization of acquired customer-based intangible assets	17,277		(17,277)	(2)	—
Special charges	3,731		(3,731)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	52,043	16.0%	47,150	(5)	99,193	30.6%
Other income (expense), net	1,926		(1,926)	(6)	—
Provision for (recovery of) income taxes	18,954		(5,681)	(7)	13,273
GAAP-based net income / Non-GAAP-based net income	30,630		50,905	(8)	81,535
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$0.52		$0.85	(8)	$1.37

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 38% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2013
		Per share diluted
Non-GAAP-based net income	$81,535	$1.37
Less:
Amortization	38,807	0.65
Share-based compensation	4,612	0.08
Special charges	3,731	0.06
Other (income) expense, net	(1,926)	(0.03)
GAAP-based provision for (recovery of) income taxes	18,954	0.32
Non-GAAP-based provision for income taxes	(13,273)	(0.23)
GAAP-based net income	$30,630	$0.52

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended December 31, 2012. (In thousands except for per share amounts)
	Three Months Ended December 31, 2012
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$17,946		$(30)	(1)	$17,916
Customer support	28,277		(107)	(1)	28,170
Professional service and other	49,242		(188)	(1)	49,054
Amortization of acquired technology-based intangible assets	23,191		(23,191)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	228,193	64.8%	23,516	(3)	251,709	71.5%
Operating expenses
Research and development	38,718		(331)	(1)	38,387
Sales and marketing	67,977		(1,653)	(1)	66,324
General and administrative	28,742		(865)	(1)	27,877
Amortization of acquired customer-based intangible assets	17,147		(17,147)	(2)	—
Special charges	2,269		(2,269)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	67,235	19.1%	45,781	(5)	113,016	32.1%
Other income (expense), net	1,541		(1,541)	(6)	—
Provision for (recovery of) income taxes	3,153		12,037	(7)	15,190
GAAP-based net income / Non-GAAP-based net income	61,108		32,203	(8)	93,311
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$1.04		$0.54	(8)	$1.58

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 5% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2012
		Per share diluted
Non-GAAP-based net income	$93,311	$1.58
Less:
Amortization	40,338	0.68
Share-based compensation	3,174	0.05
Special charges	2,269	0.04
Other (income) expense, net	(1,541)	(0.03)
GAAP-based provision for (recovery of) income taxes	3,153	0.05
Non-GAAP-based provision for income taxes	(15,190)	(0.25)
GAAP-based net income	$61,108	$1.04

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the six months ended December 31, 2012. (In thousands except for per share amounts)
	Six Months Ended December 31, 2012
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$35,928		$(30)	(1)	$35,898
Customer support	54,100		(145)	(1)	53,955
Professional service and other	99,294		(365)	(1)	98,929
Amortization of acquired technology-based intangible assets	46,973		(46,973)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	432,580	63.8%	47,513	(3)	480,093	70.8%
Operating expenses
Research and development	78,624		(669)	(1)	77,955
Sales and marketing	132,492		(3,319)	(1)	129,173
General and administrative	55,706		(1,748)	(1)	53,958
Amortization of acquired customer-based intangible assets	34,399		(34,399)	(2)	—
Special charges	11,823		(11,823)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	107,322	15.8%	99,471	(5)	206,793	30.5%
Other income (expense), net	1,470		(1,470)	(6)	—
Provision for (recovery of) income taxes	19,372		8,335	(7)	27,707
GAAP-based net income / Non-GAAP-based net income	80,537		89,666	(8)	170,203
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$1.37		$1.52	(8)	$2.89

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 19% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2012
		Per share diluted
Non-GAAP-based net income	$170,203	$2.89
Less:
Amortization	81,372	1.38
Share-based compensation	6,276	0.11
Special charges	11,823	0.20
Other (income) expense, net	(1,470)	(0.02)
GAAP-based provision for (recovery of) income taxes	19,372	0.33
Non-GAAP-based provision for income taxes	(27,707)	(0.48)
GAAP-based net income	$80,537	$1.37

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2013 and 2012:

	Three Months Ended December 31, 2013		Three Months Ended December 31, 2012
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	29%	19%	26%	16%
GBP	8%	9%	8%	8%
CAD	6%	17%	6%	19%
USD	46%	40%	48%	43%
Other	11%	15%	12%	14%
Total	100%	100%	100%	100%

	Six Months Ended December 31, 2013		Six Months Ended December 31, 2012
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	28%	18%	25%	16%
GBP	8%	9%	8%	8%
CAD	6%	17%	6%	18%
USD	48%	41%	49%	44%
Other	10%	15%	12%	14%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.